SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 29, 2012

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

                                                                          Delaware                                                                              0-11720                                                                  52-1206400
                (State or Other Jurisdiction                            (Commission File Number)                                                (I.R.S. Employer
                        of Incorporation)                                                                                                                    Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   _____Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01                      Entry into a Material Definitive Agreement

On August 29, 2012, Air T, Inc. (the “Company”) entered into Amendment No. 3 to Loan Agreement dated as of August 29, 2012 (the "Amendment") with Bank of America, N.A. (the “Lender”) to extend, from August 31, 2013 to August 31, 2014, the availability period under the $7,000,000 revolving line of credit documented by the Loan Agreement dated September 18, 2007 between the Company and the Lender and to revise the provision requiring the Company to deliver certain financial information to the Lender.  The Amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07                      Submission of Matters to a Vote of Security Holders

(a)           Air T, Inc. (the “Company”) held its 2012 annual meeting of stockholders on August 30, 2012.

(b)           At the meeting Sam Chesnutt, Allison T. Clark, Walter Clark, John J. Gioffre, John Parry, George C. Prill, William H. Simpson, Nicholas J. Swenson, Dennis A. Wicker and J. Bradley Wilson were elected as directors and the stockholders voted on a resolution to ratify the appointment of Dixon Hughes Goodman, LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2013.  The tabulation of votes with respect to each of these matters is set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-votes
Sam Chesnutt	739,657	723,775	784,485
Allison T. Clark	755,152	708,280	784,485
Walter Clark	767,412	696,020	784,485
John J. Gioffre	741,757	721,675	784,485
John Parry	772,120	691,312	784,485
George C. Prill	758,328	705,104	784,485
William H. Simpson	764,069	699,363	784,485
Nicholas J. Swenson	1,391,672	71,760	784,485
Dennis A. Wicker	752,256	711,176	784,485
J. Bradley Wilson	774,558	688,874	784,485

Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
2,223,762	14,899	9,266

There were no broker non-votes with respect to the ratification of the appointment of the independent registered public accounting firm.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit 10.1
Amendment No. 3 to Loan Agreement dated August 29, 2012 between Bank of America, N.A. and Air T, Inc., Mountain Air Cargo, Inc., Global Ground Support, LLC, CSA Air, Inc. and Global Aviation Services, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: September 04, 2012

AIR T, INC.

By: /s/ Walter Clark
Walter Clark, Chief Executive Officer

Exhibit Index

Exhibit	Description
Exhibit 10.1
Amendment No. 3 to Loan Agreement dated August 29, 2012 between Bank of America, N.A. and Air T, Inc., Mountain Air Cargo, Inc., Global Ground Support, LLC, CSA Air, Inc. and Global Aviation Services, LLC